UNIROYAL TECHNOLOGY CORPORATION

                                    Suite 900
                             Two North Tamiami Trail
                             Sarasota, Florida 34236

   ---------------------------------------------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

   ---------------------------------------------------------------------------


         The Annual Meeting of Stockholders of Uniroyal Technology Corporation will be held at the Danbury Hilton & Towers, 18 Old Ridgebury Road, Danbury, Connecticut, on March 16, 2001 at 10:00 a.m., Eastern Standard Time, for the following purposes:

         1.       To elect seven directors for a term of one year;

         2. to amend the Certificate of Incorporation to increase the number of authorized shares of common stock;

         3.       to approve the adoption of the 2001 Stock Option Plan;

         4. to ratify the selection of Deloitte & Touche LLP to serve as the independent public accountants for the Company for the fiscal year ending September 30, 2001; and

         5.       to transact such other business as may properly come before the meeting and any adjournment of the meeting.


         The Board of Directors has fixed the close of business on January 17, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting on and after March 6, 2001, during ordinary business hours at the office of the Secretary of the Company, Two North Tamiami Trail, Suite 900, Sarasota, Florida.

         WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IN THE UNITED STATES. PROMPT RETURN OF THE PROXY WILL ASSURE A QUORUM AND SAVE THE COMPANY UNNECESSARY EXPENSE.

                                OLIVER J. JANNEY
                                    Secretary

Dated: January 29, 2001

                         UNIROYAL TECHNOLOGY CORPORATION

                                    Suite 900
                             Two North Tamiami Trail
                             Sarasota, Florida 34236

   ---------------------------------------------------------------------------


                                 PROXY STATEMENT

   ---------------------------------------------------------------------------




         This proxy statement and the accompanying form of proxy are being furnished to the stockholders of Uniroyal Technology Corporation, a Delaware corporation (the "Company"), on or about January 30, 2001 in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 16, 2001 at 10 a.m., Eastern Standard Time, at the Danbury Hilton & Towers, 18 Old Ridgebury Road, Danbury, Connecticut, and any adjournment thereof. Any stockholder who executes and delivers a proxy may revoke it at any time prior to its use by (i) giving written notice of revocation to the Secretary of the Company, (ii) executing a proxy bearing a later date, or (iii) appearing at the meeting, giving notice of revocation of the proxy and voting in person.

         Unless otherwise specified, all shares represented by effective proxies will be voted by the proxy holder in favor of (i) the seven nominees as directors; (ii) amendment of the Certificate of Incorporation to increase the
number  of  authorized   shares  of  common  stock  from  35,000,000  shares  to
100,000,000  shares;  (iii)  approval  of the  2001  Stock  Option  Plan;  and
(iv) ratification of the selection of Deloitte & Touche LLP to serve as the independent public accountants for the Company for the fiscal year ending September 30, 2001. The Board of Directors does not know of any other business to be brought before the meeting, but, as to any such other business, proxies will be voted upon any such matters in accordance with the judgment of the person or persons acting under the proxies.


         The cost of soliciting proxies will be borne by the Company. The Company has retained Mellon Investor Services, LLC to assist in the solicitation of proxies for a fee of $9,500 plus reasonable out-of-pocket expenses. Original solicitation of proxies by mail may be supplemented by telephone or telegram, by personal solicitation by directors, officers or other regular employees of the Company, who will not receive additional compensation for such services; the cost of any such solicitation is expected to be nominal. Brokerage houses, nominees, custodians and fiduciaries will be requested to forward soliciting material to beneficial owners of stock held of record by them, and the Company, upon request, will reimburse such persons for their reasonable out-of-pocket expenses in doing so.

         Only holders of record of outstanding shares of the Common Stock, $.01 par value per share ("Common Stock"), of the Company at the close of business on January 17, 2001, are entitled to notice of, and to vote at the meeting. Each stockholder is entitled to one vote for each share held on the record date. There were 25,779,354 shares of Common Stock outstanding and entitled to vote on January 17, 2001.

         When a quorum is present at the meeting, the vote of the holders of a majority of the stock having voting power present in person or by proxy shall decide the action proposed on each matter listed in the accompanying Notice of Annual Meeting of Stockholders except the election of directors, who are elected by a plurality of all votes cast, and the increase in the number of authorized shares of Common Stock, which requires a vote of not less than three-quarters of the outstanding capital stock of the Company. Abstentions and broker
"non-votes" will be counted as present in determining whether the quorum requirement is satisfied. A "non-vote" generally occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal. The aggregate number of votes entitled to be cast by all stockholders present in person or represented by proxy at the meeting, whether those stockholders vote "For" or "Against" or abstain from voting, will be counted for purposes of determining whether a quorum is present. Abstentions from voting by stockholders and broker "non-votes" are not counted for purposes of determining whether a proposal has been approved.


         On April 5, 2000, the Company paid a dividend of one share of Common Stock for each share of Common Stock that was outstanding as of March 10, 2000. The information set forth below in this Proxy Statement concerning shares of Common Stock and exercise prices of stock options has been restated to reflect the stock dividend.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information regarding the beneficial ownership of Common Stock as of November 30, 2000, by (a) each person known to the Company to be the beneficial owner of more than five percent of the Common Stock, (b) all directors and nominees, (c) the Chief Executive Officer and the other four most highly compensated executive officers of the Company and
(d) all directors and executive officers of the Company as a group:



                                               At November 30, 2000
                                                                                        Common Stock

Name and Address of Beneficial Owner /1               Number of Shares Owned /2        Percent of Class /3
----------------------------------------              -------------------------       ----------------------

Dr. Thomas J. Russell                                       3,578,410                     14.06%
  2 N. Tamiami Trail, Suite 1200
  Sarasota, FL 34236


Enforcement Counsel for Superfund                           1,740,936                      6.84%
 United States Environmental Protection Agency
  401 M Street, N.W., Mail Code LE 134-5
  Washington, D.C. 20460


Howard R. Curd                                              2,930,438 \4                  11.10%
John A. Porter                                              1,578,948 \5                   6.17%
Robert L. Soran                                             1,556,370 \6                   5.86%
George J. Zulanas, Jr.                                        986,495 \7                   3.80%
Oliver J. Janney                                              598,372 \8                   2.32%
Roland H. Meyer                                               488,180 \9                   1.91%
Richard D. Kimbel                                             247,430 \10                  \11
Martin J. Gutfreund                                           241,179 \12                  \11
Curtis L. Mack                                                137,516 \13                  \11
Peter C.B. Bynoe                                              112,940 \14                  \11
Thomas E. Constance                                            93,564 \15                  \11

All directors and executive officers of the Company
as a group                                                  8,934,290 \16                 34.41%





--------

1\ The address for all directors and executive officers is c/o the Company, Two North Tamiami Trail, Suite 900, Sarasota, Florida 34236.

2\ Information contained in the table reflects "beneficial ownership" as defined in Rule 13d-3 under the Securities Exchange Act of 1934. This table is based on information supplied by directors, officers and beneficial owners of ten percent or more of the Common Stock, Forms 13D and 13G filed with the Securities and Exchange Commission by beneficial owners of 5% or more of the Common Stock and information published by the Nasdaq National Market. Unless otherwise indicated, the stockholders identified in this table have sole voting and investment power with respect to the shares beneficially owned by them.

3\ Applicable percentages are based on 25,444,859 shares of Common Stock outstanding, plus, for each person or group, shares issuable pursuant to options exercisable within 60 days under the Company's stock option plans and shares issuable pursuant to outstanding warrants.

4\  Includes   814,616  shares  of Common  Stock  issuable  pursuant to
options  exercisable  within 60 days under  the  Company's  stock  option
plans,   152,600  shares  of  Common Stock issuable  pursuant to warrants and 36,050 shares of Common Stock in the Company's Savings Plan.


5\ Includes 141,438 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's 1992 Non-Qualified Stock Option
Plan and 1995 Non-Qualified Stock Option Plan.

6\ Includes 1,124,636 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's stock option plans and 2,529 shares of Common Stock in the Company's Savings Plan.
Does not include  70,000 shares held by family  members  residing  in Mr.
Soran's  household,  as to which Mr. Soran disclaims beneficial ownership.

7\ Includes 518,884 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 7,275 shares of Common Stock in the Company's Savings Plan.

8\ Includes 370,844 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 2,529 shares of Common Stock in the Company's Savings Plan.

9\ Includes 135,696 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's 1992 Non-Qualified Stock Option
Plan and 1995 Non-Qualified Stock Option Plan.

10\ Includes 109,552 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's stock and option plans and 1,592 shares of Common Stock in the Company's Savings Plan.

11\ Less than one percent.

12\ Includes 154,836 shares of Common Stock issuable pursuant to currently exercisable options granted under the Company's stock option plans and 30,743 shares of Common Stock in the Company's Savings Plan. Does not include 16,600 shares held by members of Mr. Gutfreund's immediate family, as to which Mr. Gutfreund disclaims beneficial ownership.

13\ Includes 128,916 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's 1992 Non-Qualified
Stock Option Plan and 1995 Non-Qualified Stock Option Plan.

14\ Includes 80,000 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's 1995 Non-Qualified
Stock Option Plan. 15Consists of Common Stock issuable pursuant to options exercisable within 60 days under the Company's 1992 Non-Qualified
Stock Option Plan and 1995 Non-Qualified Stock Option Plan.

16\ Includes 3,672,982 shares of Common Stock issuable pursuant to options exercisable within 60 days under the Company's stock option plans and 80,718 shares of Common Stock in the Company's Savings Plan.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Compliance with Section 16(a) of the Securities Exchange Act of 1934


         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission (the "S.E.C.") and the Nasdaq National Market. Officers, directors and beneficial owners of more than ten percent of the Common Stock are required by S.E.C. regulations to furnish the Company with copies of all reports that they file with the S.E.C. pursuant to Section 16(a) of the Exchange Act. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during fiscal 2000 its officers, directors and beneficial owners of more than ten percent of the Common Stock complied with all applicable Section 16(a) filing requirements, except that each of Messrs. Bynoe, Curd, Kimbel, Meyer, Porter and Soran filed late one report of an exercise of stock options, and Mr. Soran filed late an Annual Statement of Changes in Beneficial Ownership.



                                               ELECTION OF DIRECTORS

Nominees for Director

NAME                             AGE                    POSITION                             DIRECTOR SINCE
============================= ========== ======================================= ======================================

Peter C.B. Bynoe                  49                    Director                                  1992
Thomas E. Constance               64                    Director                                  1998
Howard R. Curd                    61          Chairman of the Board, Chief                        1992
                                             Executive Officer and Director

Curtis L. Mack                    58                    Director                                  1992
Roland H. Meyer                   73                    Director                                  1992
John A. Porter                    57                    Director                                  1994
Robert L. Soran                   57       President, Chief Operating Officer                     1993
                                                      and Director



         Peter C.B. Bynoe is Chairman of the Audit Committee and a member of the Executive Committee of the Board of Directors. Mr. Bynoe is Chairman of Telemat Ltd., a project management and financial services consulting firm he founded. He is also a partner in the law firm of Piper Marbury Rudnick & Wolfe. Mr. Bynoe also formerly served as the Executive Director of the Illinois Sports Facilities Authority, a joint venture of the City of Chicago and the State of Illinois created to build a new Comiskey Park for the Chicago White Sox. Mr. Bynoe is also a director of Blue Chip Broadcasting Co., which owns approximately 17 radio stations in the Midwest. Mr. Bynoe was formerly the co-owner and Managing General Partner of the National Basketball Association's Denver Nuggets. Mr. Bynoe is also an Overseer of Harvard University.

         Thomas E. Constance is a member of the Compensation, Option,Trust Fund and Executive Committees of the Board of Directors. Mr. Constance is Chairman of Kramer, Levin, Naftalis & Frankel, a law firm in New York City. He was a partner of Shea & Gould from 1971 to 1994 and served as Chairman of the Executive Committee of that firm. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Boards of Barrington Capital, L.P. and Atwood Richards Inc. and serves as a director of the Kroll-O'Gara Company.

         Howard R. Curd was appointed Chief Executive Officer of the Company as of September 21, 1992. Mr. Curd is also a member of the Executive Committee of the Board of Directors. Mr. Curd is also a director of KeySpan Energy Corporation and of Brothers Gourmet Coffees, Inc.

         Curtis L. Mack is Chairman of the Trust Funds Committee and a member of the Executive Committee of the Board of Directors. An attorney specializing in labor law, Mr. Mack is a partner in the law firm of McGuire, Woods, Battle & Boothe. Mr. Mack was formerly a partner in Mack, Haygood & McLean, a law firm based in Atlanta, Georgia, from 1994 to 1999 and was before that a partner in Mack & Bernstein, a law firm based in Atlanta, Georgia, from 1983 to 1994. Mr. Mack taught labor and employment law at the University of Florida Law School in 1973-1974; he was General Counsel of the Florida Public Employees Relations Commission from 1974 to 1975, and he was Chairman of the Commission from 1975 to 1976; from 1976 to 1981 he was Regional Director of the National Labor Relations Board in Atlanta, Georgia. Presently Mr. Mack is an adjunct professor at the University of Michigan Law School, and also serves on the Advisory Board to the School of Social Science at Michigan State University. Mr. Mack has served as Special Assistant Attorney General for the State of Georgia since 1989 and as Chairman of the Human Relations Commission of the City of Atlanta since 1989.

         Roland H. Meyer is Chairman of the Compensation Committee and the Option Committee and a member of the Executive Committee of the Board of Directors. Mr. Meyer was elected Vice Chairman of American National Can Company, a leading manufacturer of metal, glass and plastic packaging products, in 1987. He was elected Chief Operating Officer of American National Can in 1988 and President in 1989. Mr. Meyer served as President and Chief Operating Officer of American National Can until his retirement in June 1992. Mr. Meyer was a director of Allied Van Lines from 1987 to 1992 and was a director and Vice Chairman of the Can Manufacturers Institute, Inc. from 1985 to 1994. Mr. Meyer is currently a director of American National Can and is a member of American National Can's Executive Committee. Mr. Meyer also served for various periods as a director of certain subsidiaries of American National Can. Mr. Meyer is also a director, Vice Chairman and Chairman of the Executive Committee of First Commercial Bank of Tampa and a director of the Catholic Education Foundation, Inc. of the Diocese of St. Petersburg, Florida.

         John A. Porter is a member of the Audit and Executive Committees of the Board of Directors. Mr. Porter is a director of Inktomi Corporation. Mr. Porter was formerly a director of WorldCom Inc., one of the largest telecommunications companies in the United States. He was Chairman of the
Board of Directors of LDDS Communications, Inc. ("LDDS") from 1988 until its merger with Metromedia Communications in 1993 and was Vice Chairman of the Board from 1993 to 1997. He served as President and Chief Executive Officer of Telephone Management Corporation from 1987 until it was acquired by LDDS in August 1988. Mr. Porter also serves as Chairman of the Board of Directors of TelTek, Inc, a holding company that currently holds all of the stock of Gladwin, Inc., an equipment manufacturer for deregulated electrical and telecommunications markets, and Industrial Electric Manufacturing Inc. a manufacturer of electrical power distribution products.

         Robert L. Soran was elected President and Chief Operating Officer of the Company as of September 21, 1992. Mr. Soran is also a member of the Executive Committee of the Board of Directors. Mr. Soran was President and Chief Executive Officer of Tropicana Products Inc., a fruit beverage processor ("Tropicana"), from 1986 until September 1991.

         The Board of Directors held nine meetings during fiscal 2000. The average attendance by directors at these meetings was over 75%, and all incumbent nominees attended at least 75% of the Board and committee meetings that they were scheduled to attend.

         Among the committees of the Board of Directors are an Audit Committee, a Compensation Committee, an Executive Committee, an Option Committee and a Trust Funds Committee. The Board of Directors does not have a Nominating Committee.

         The Audit Committee recommends to the Board the selection of independent accountants to audit the annual financial statements of the Company, reviews the annual financial statements and meets with the Company's Chief Financial Officer and independent accountants to review the scope and results of the audit of the financial statements and other matters regarding the Company's accounting, financial reporting and internal control systems. The Audit Committee has also reviewed periodically the Company's management of Year 2000 issues. During fiscal 2000 the Audit Committee met seven times. The members of the committee are Messrs. Bynoe (Chairman), Porter and Richard D. Kimbel. The Audit Committee consists of independent directors, except Mr. Kimbel, who was employed by the Company as a consultant. During fiscal 2000 the Board of Directors adopted a charter for the Audit Committee. The charter is set forth in Exhibit A at the end of this Proxy Statement.

         The Compensation Committee reviews management's recommendations with respect to salary and incentive compensation of executive officers and other key employees, as well as the Company's benefit plans and arrangements other than Stock Option Plans, and makes recommendations to the Board with respect to such plans. During fiscal 2000 the Compensation Committee met five times. The members of the Compensation Committee are Messrs. Meyer (Chairman), Constance and Richard D. Kimbel.

         The Option Committee administers all of the stock option plans of the Company and the 2000 Stock Plan. The members of the Option Committee are Messrs. Meyer (Chairman) and Constance. The Option Committee met four times during fiscal 2000.

         The Trust Funds Committee reviews the Company's handling of trust funds under its employee benefits plans. During fiscal 2000 the Trust Funds

Committee met once.   The members of the Trust Funds Committee are Messrs. Mack
(Chairman), Constance and Richard D. Kimbel.

Compensation of  Directors

         Each director who is not an officer of the Company receives an annual fee (the "Annual Retainer Fee") of $25,000, plus $1,000 for each meeting of the Board of Directors attended, $2,500 per annum for service on a committee (except the chairman of a committee, who receives $3,000 per annum) (the "Committee Retainer Fees") and $500 to $1,000 for each committee meeting attended, depending upon whether the committee meeting is held in conjunction with a meeting of the Board of Directors, independent of a meeting of the Board of Directors or by teleconference. Each director receives reimbursement of his expenses incurred in attending each meeting of the Board of Directors or of a committee. In addition, each director who was not an officer of the Company was paid a bonus of $50,000 in fiscal 2000 in respect of the successful sale of the assets of the Company's subsidiary, High Performance Plastics, Inc.


         Directors who are not officers of the Company may elect to apply up to the entire amount of their Annual Retainer Fees and Committee Retainer Fees in exchange for options to purchase Common Stock pursuant to the 1992 Non-Qualified Stock Option Plan (the "1992 Non-Qualified Plan"). The 1992 Non-Qualified Plan provides that Common Stock underlying each option issued pursuant to such Plan may be purchased for 100% of the market price of the Common Stock on the date of grant. Although the amount of the Annual Retainer Fee and Committee Retainer Fees is initially paid for the option, such amount also constitutes 50% of the consideration payable for the underlying Common Stock. When the Director exercises the option, the additional 50% of the purchase price of the Common Stock must be paid in cash by the Director. If the Director does not timely exercise the option to purchase the Common Stock, the Annual Retainer Fee and Committee Retainer Fees applied to acquire the option will be forfeited by the Director. In addition, each director of the Company has received options to purchase shares of Common Stock under the 1995 Non-Qualified Stock Option Plan. No director who is not an officer of the Company may receive options to purchase more than an aggregate of 60,000 shares of Common Stock in any calendar year under all of the Company's stock option plans.

Compensation Committee Interlocks and Insider Participation

         Mr. Kimbel, who has served as a member of the Compensation Committee, was employed by the Company and certain of its predecessor companies from 1962 through December 2000. Mr. Kimbel was employed as an engineer by certain of such predecessor companies and the Company from 1962 until June 1994, when he became Manager of Human Resources for the Ensolite and Uniroyal Adhesives and Sealants divisions of the Company; he was a consultant to the Company on special projects until December 31, 2000.

         No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Executive Officers of the Company

         Officers of the Company are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders or until their respective successors have been duly elected and qualified. Any officer of the Company may be removed, pursuant to the Company's By-Laws, with or without cause, by a vote of a majority of the entire Board of Directors. The following table sets forth the name, age and position of each executive officer of the
Company:


                     NAME                                AGE                              POSITION
=============================================== ===================== ================================================


Howard R. Curd                                           61           Chairman of the Board of Directors and
                                                                      Chief Executive Officer

Robert L. Soran                                          57           Director, President and Chief Operating
                                                                      Officer

George J. Zulanas, Jr.                                   56           Executive Vice President, Chief Financial
                                                                      Officer and Treasurer

Oliver J. Janney                                         54           Executive Vice President, General Counsel
                                                                      and Secretary

Martin J. Gutfreund                                      59           Vice President, Human Resources and
                                                                      Administration


         The business experience of Messrs. Curd and Soran is described above under "Election of Directors - Nominees for Director".

         Messrs. Zulanas, Janney and Gutfreund were elected to the positions set forth above as of September 21, 1992, except that Messrs. Zulanas and Janney were elected to the office of Executive Vice President on March 10, 2000.

                       COMPENSATION OF EXECUTIVE OFFICERS

          Report of the Compensation Committee and the Option Committee

Roles of the Compensation and Options Committees


         As was earlier described in the section on committees of the Board of Directors, the Compensation Committee is responsible for administering the compensation program for the executive officers of the Company, and the Option Committee administers the Company's stock option programs and the 2000 Stock Plan.


Compensation Philosophy

         The Company's compensation philosophy with respect to the compensation of the Company's executive officers consists of the following core principles:

         o Base salary should be competitive in order to attract, retain and motivate well-qualified executives.

         o Incentive compensation should be directly related to achieving specified levels of corporate financial performance. A significant part of the executive officers' compensation should be at risk, based upon the success of the Company.

         o Long-term stock ownership of the Company's Common Stock by the Company's executive officers creates a valuable link between the Company's management and stockholders. Stock ownership gives management strong incentives to properly balance the need for short-term profits with long-term goals and objectives and to develop strategies that build and sustain stockholder returns.

Executive Compensation Program

         The Company's executive compensation program contains three components which are intended to reflect the Company's compensation philosophy.

         Base Salary. Base salary and adjustments to base salary are set by employment agreements with Messrs. Curd, Soran, Zulanas and Janney. The base salaries for executive officers are targeted at the upper quartiles of the competitive market. For this purpose, the Compensation Committee reviews and considers the salary ranges of executive officers in comparable positions at companies comparable to the Company in various industries. The Compensation Committee's practice is to review the base salary of each executive officer annually, at which time the executive officer's base salary may be increased beyond the contractually mandated incremental increases based upon the executive officer's individual performance and contributions to the Company. The Committee has not made any such increase in the past.

         Annual Bonus. The Company's executive officers, as well as a number of other key employees of the Company, are eligible for an annual cash bonus pursuant to the Company's Management Incentive Plan (the "MIP"). Target annual bonus amounts for the executive officers are established at the beginning of the fiscal year by the Compensation Committee. For this purpose, the Compensation Committee reviews and considers bonus amounts awarded to officers of companies in comparable positions in various industries comparable in size to the Company and also considers Company performance and the achievement of each executive officer in his area of responsibility and the resulting contribution to overall corporate performance. Total payments into the MIP Plan for all participants, including executive officers, were approximately $1,948,000 for fiscal 1998, approximately $1,955,000 for fiscal 1999, and approximately $2,365,591 for fiscal 2000. Under the MIP the Compensation Committee has discretion to adjust an individual's actual bonus payment from the amount that would otherwise be payable under the formula, subject to approval by the full Board of Directors.

         Long-Term Incentives. The executive officers of the Company and 78 other current members of management and other key employees have been granted and currently hold stock options pursuant to the Company's stock option plans. The Company's stock option plans are intended to provide opportunities for stock ownership by management and other key employees, which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the stockholders of the Company. In addition, the executive officers have purchased stock on their own as a demonstration of their commitment to the Company. Stock options granted under the 1992 and 1994 Stock Option Plans have exercise prices equal to the fair market value of the Company's Common Stock on the dates of grant. The stock options have a ten-year term, except certain stock options granted for three-year terms. A deferred compensation plan was instituted for the executive officers in fiscal 1995; this improves the Company's short-term cash flow. A split-dollar life insurance plan was also instituted, to facilitate executive officers' saving for retirement; this plan was revised in March 2000, so that each participant may purchase for a nominal sum the paid-up policy at retirement or such earlier date on which benefits would be payable. At the same time the Board of Directors amended the Deferred Compensation Plan to reduce the rate of interest paid by the Company on balances held under the plan. Effective October 1, 1998, the Board of Directors approved a defined contribution retirement plan to provide benefits for certain executives for ten years after their retirement; benefits under such plan are conditional on an executive's being employed by the Company until retirement; in March 2000 the Board of Directors approved an additional ten years of paid-up benefits. On March 10, 2000, the stockholders approved a stock grant plan for directors and key employees, including the executive officers; no grants were made under the plan in fiscal 2000.

         Commissions. In 1996 the Board of Directors directed management of the Company to deploy a significant portion of the assets of the Company from mature businesses to high technology businesses. In March 2000 the Board of Directors determined that the actions of the Chief Executive Officer, the President and the Chief Financial Officer in consummating the sale of the assets of High Performance Plastics, Inc. on terms highly favorable to the Company had accelerated the achievement of the goals set by the Board of Directors. In the spring of 2000, the Board of Directors took a number of actions to reward such officers for the sale of the High Performance Plastics business, including payment of commissions in the form of cash and funding of supplemental retirement benefits. The total commissions involved an expenditure of $3,677,489, after provisions for income tax benefits.

         Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") generally disallows a tax deduction to publicly held companies for compensation to the chief executive officer and the four other most highly compensated executive officers to the extent that it exceeds $1 million per covered officer in any fiscal year. Certain exceptions are provided for non-discretionary, performance-related compensation.

         The Company's stock option plans have been structured so that any compensation deemed paid in connection with the exercise of options granted under such plans will qualify as performance-based compensation. The Compensation Committee will review the effects of Section 162(m), from time to time, as it reviews changes in the compensation arrangements, to the extent it deems appropriate. The Compensation Committee may recommend payments that are not deductible when it considers them in the best interests of the Company and its stockholders.

Chief Executive Officer's Performance

         The Compensation Committee has reviewed the compensation of the Chief Executive Officer and has found the level appropriate in comparison with persons holding similar positions in comparable companies and in light of extraordinarily favorable developments at the Company during fiscal 2000, including the following: increase in the Company's sales by ongoing operations by 16 percent, continuation of the acquisition program to increase earnings and broaden the product mix and the capital expenditure program to provide additional opportunities for the Company, disposition of the assets of the High Performance Plastics business on highly favorable terms, reducing the Company's debt to equity ratio from 2.47 to 0.78 and increasing the visibility of the Company's common stock in the market. All of these developments have contributed to an increase in the price of the Company's stock by 204% during the 2000 fiscal year. $1,633,100 million of the cash commissions described above was paid to or on behalf of the chief executive officer to reward the extraordinary benefits that he realized for the Company in the sale of the High Performance Plastics business. The Compensation Committee believes that the Chief Executive Officer is being appropriately compensated in a manner that relates to the performance of the Company.

  Compensation Committee                         Option Committee
 -------------------------------          -----------------------------------
   ROLAND H. MEYER, CHAIRMAN                   ROLAND H. MEYER, CHAIRMAN
   THOMAS E. CONSTANCE                         THOMAS E. CONSTANCE
   RICHARD D. KIMBEL

                           Summary Compensation Table

         The following table sets forth the cash and other compensation paid by the Company in respect of the fiscal year ended October 1, 2000, to the Chief Executive Officer and the other four most highly compensated officers of the Company. Certain of the executive officers of the Company also received certain other compensation, including automobile allowances. The amount of such other compensation received by each of these officers was less than the lesser of $50,000 or 10% of his respective cash compensation as set forth in the Salary and Bonus columns of this table.



                                                                                                                     LONG-TERM
                                                                                                                     COMPENSATION
                                                                                                                      AWARDS
                                                            ANNUAL COMPENSATION
                                                                                                 Other               Securities
Name and Principal Position              Fiscal Year        Salary             Bonus      Annual Compensation   Underlying Options
                                                              ($)               ($)                ($)                 (#)
====================================   ===============   ===============   =============  ====================   ==================


Howard R. Curd                              2000            571,939           400,357          1,637,039 \17              773,106
Chairman of the  Board & Chief              1999            559,373           500,000              9,639                   17,500
Executive Officer                           1998            550,262           500,000              6,461                  184,053

Robert L. Soran                             2000            470,364           329,255          1,308,119 \18              701,484
President & Chief                           1999            460,030           400,000              5,205                   17,500
Operating Officer                           1998            452,219           350,000              3,488                  168,242

George J. Zulanas, Jr.                      2000            244,625           171,237            740,145 \19              394,864
Executive Vice President, Chief             1999            232,936           180,000              4,279                        0
Financial Officer & Treasurer               1998            228,971           180,000              2,868                   97,432

Oliver J. Janney                            2000            239,121           517,385            330,709 \20              343,242
Executive Vice President,                   1999            227,686           175,000              2,945                        0
General Counsel & Secretary                 1998            223,977           175,000              1,974                   81,621

Martin J. Gutfreund                         2000            139,030           194,642            453,570 \21               65,000
Vice President,                             1999            135,976            95,014              3,012                        0
Human Resources and                         1998            145,409            95,014              2,088                   12,500
Administration
====================================   ===============   ==================   =========       ================        ===========






--------
 17\ Includes commission of $1,633,100.
 18\ Includes commission of $1,305,992.
 19\ Includes commission of $738,397.
 20\ Includes funding of supplemental retirement benefits in the amount of $329,505.
 21\ Includes funding of supplemental retirement benefits in the amount of $452,345.

Compensation Pursuant to Other Programs; Stock Option Plan

         In addition to the salary administration program and MIP, in order to retain and attract quality management, the Company maintains a compensation program that includes stock option plans, a stock grant plan and benefit programs such as disability and health insurance and death benefits. Stock options for key employees are granted by the Option Committee, and the Compensation Committee reviews the other benefit programs. The Option Committee has delegated to the Vice President, Human Resources and Administration the authority to grant limited stock options to key employees other than executive officers following written approval by the Chief Executive Officer and the Chief Operating Officer of the Company, acting as a subcommittee of the Board of Directors.

         The options granted in the last fiscal year to the Chief Executive Officer and the four most highly compensated executive officers of the Company other than the Chief Executive Officer are set forth in the following table:



                                         OPTION GRANTS IN LAST FISCAL YEAR
                                                                                              Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock
                                                                                                 Price Appreciation for Option
                                                                                                   Term

                                                               Individual Grants

                               Number of      % of Total
                              Securities     Options
                              Underlying     Granted to       Exercise Price
                              Options       Employees in       ($/Share)          Expiration            5%             10%
Name                          Granted        Fiscal Year                             Date              ($)             ($)
=========================   ============   ==============   ================   =================   ============   ===============


Howard R. Curd                358,106          12%                4.50            10/25/09           1,013,449       2,568,279
                               35,000           1%               23.0625          04/09/03             127,233         267,179
                              380,000          13%               17.25            04/03/10           4,122,404      10,446,982
Robert L. Soran               326,484          11%                4.50            10/25/09             923,958       2,341,491
                               35,000           1%               23.0625          04/09/03             127,233         267,179
                              340,000          11%               17.25            04/03/10           3,688,467       9,347,300
George J. Zulanas, Jr.        194,864           6%                4.50            10/25/09             551,470       1,397,534
                              200,000           7%               17.25            04/03/10           2,169,686       5,498,411
Oliver J. Janney              163,242           5%                4.50            10/25/09             461,979       1,170,746
                              180,000           6%               17.25            04/03/10           1,952,718       4,948,570
Martin J. Gutfreund            25,000           1%                4.50            10/25/09              70,751         179,296
                               40,000           1%               17.25            04/03/10             433,937       1,099,682
=======================   ==================   ==========    ===============   =================   =============   ===============





                                       13



                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                               AND
                             FISCAL YEAR END OPTION VALUES

                                     Shares
                                  Acquired in                             Number of Securities         Value of Unexercised In-
                                 Exercise (#)           Value            Underlying Unexercised          the-Money Options at
                                                       Realized          Options at October 1,            October 1, 2000 \22
                                                         ($)                      2000                           ($)
=============================   ===============    ================   ============================   ============================
Name                                                                          Exercisable/                     Exercisable/
                                                                             Unexercisable                   Unexercisable
=============================   ===============    ================   ============================   ============================


Howard R. Curd                          185,840             961,396                321,266/916,350            3,520,605/5,219,411
Robert L. Soran                         197,882           1,085,509                675,558/832,078            8,264,009/4,758,508
George J. Zulanas, Jr.                  192,592           1,044,977                289,074/472,810            3,490,963/2,840,147
Oliver J. Janney                         37,906             300,864                229,824/408,540            2,628,904/2,379,264
Martin J. Gutfreund                           0                   0                 151,362/75,000              1,959,921/364,375
=============================   ===============    ================   ============================   ============================


CERTAIN TRANSACTIONS

         Transactions with Directors

         Thomas E. Constance, a director of the Company, is Chairman of the law firm of Kramer, Levin, Naftalis & Frankel, which performed legal services for the Company during fiscal 2000. Peter C. B. Bynoe, a director of the Company, is a partner of the law firm of Piper Marbury Rudnick & Wolfe, which performed legal services for the Company during fiscal 2000.

         Agreements with Executives

         Mr. Curd, Chairman of the Board and Chief Executive Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement provides for a base salary of $480,300. Mr. Curd's base salary is subject to adjustment annually during the term of the agreement based on changes in the U.S. Consumer Price Index for all Urban Consumers, U.S. City Average (the "CPI"). Pursuant to this provision, Mr. Curd's base salary was increased by 3.66% effective September 1, 2000. Mr. Curd is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year. Mr. Curd's employment agreement provides for a three-year base term subject to automatic one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. In addition, Mr. Curd is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to two years' salary as severance upon termination of his employment by the Company.

--------

  22\ The values are based on the closing price of the Common Stock on the Nasdaq National Market on September 29, 2000, which was $15.00 per share.

         Mr. Soran, President and Chief Operating Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement is for a two-year term subject to automatic annual one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. Mr. Soran's employment agreement provides for a base salary of $395,000. Mr. Soran's base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Soran's base salary was increased by 3.66%, effective September 1, 2000. Mr. Soran is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year, as determined by the Board of Directors. In addition, Mr. Soran is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.

         Mr. Zulanas, Executive Vice President, Treasurer and Chief Financial Officer of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement is for a two-year term subject to annual one-year automatic extensions on each anniversary date of the agreement unless such agreement is terminated by either party. Mr. Zulanas' employment agreement provides for a base salary of $200,000. Mr. Zulanas' base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Zulanas' base salary was increased by 3.66%, effective September 1, 2000. Mr. Zulanas is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year, as determined by the Board of Directors. In addition, Mr. Zulanas is entitled to receive the base salary that he would have received for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.

         Mr. Janney, Executive Vice President, Secretary and General Counsel of the Company, is employed pursuant to an agreement which was amended and restated as of April 25, 1995. The agreement provides for a base salary of $195,500. Mr. Janney's base salary is subject to adjustment annually during the term of the agreement based on changes in the CPI. Pursuant to this provision, Mr. Janney's base salary was increased by 3.66%, effective September 1, 2000. Mr. Janney is also entitled to receive a bonus pursuant to the MIP at the end of each fiscal year. Mr. Janney's employment agreement provides for a two-year base term subject to automatic one-year extensions on each anniversary date of the agreement unless such agreement is terminated by either party. In addition, Mr. Janney is entitled to receive his base salary for the balance of the term of the agreement plus an amount equal to one year's salary as severance upon termination of his employment by the Company.

STOCK PERFORMANCE GRAPH

         The following graph is a comparison of the five-year cumulative total return among the Company, the Standard & Poor's 500 Composite Index and the Standard & Poor's Chemical Index.


                                             TOTAL SHAREHOLDER RETURNS


                                                                 ANNUAL RETURN PERCENTAGE
                                                                       Years Ending

===============================  =========================================================================================
Company/Index                    Sept. 96            Sept. 97          Sept. 98          Sept. 99        Sept. 00
===============================  ==================  ================  ================  =============== =================


Uniroyal Technology                -21.90               40.02               100.04             5.41          207.69
Corporation
S&P 500 Index                       20.33               40.45                 9.05            27.80           13.28
Chemicals (Specialty) - 500          7.74               12.97               -21.36            21.10          -21.59





                              Base                                           INDEXED RETURNS
                              Period                                          Years Ending
=============================                 =============================================================================
Company/Index                 Sept.95         Sept.96         Sept.97         Sept.98        Sept.99         Sept.00
============================= =============== ==============  ==============  ============== =============== ==============


Uniroyal
Technology Corporation          100               78.10         115.60          231.25         243.75          750.00
S&P 500 Index                   100              120.33         169.00          184.29         235.53          266.82
Chemicals (Specialty) - 500     100              107.74         121.72           95.72         115.92           90.90


                          Source: Standard & Poor's Compustat

This comparison of five-year cumulative returns assumes that $100 was invested on October 1, 1995, in Common Stock, the S&P 500
Composite Index and the S&P Chemicals (Specialty) Index. No dividends were paid on the Common Stock.


                             REPORT OF THE AUDIT COMMITTEE

     In accordance with the written charter adopted by the Board of Directors (the "Board"), the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal 2000 the Committee met seven times and discussed, among other things, the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer of the Company and representatives of the independent auditors prior to public release.

     In discharging its oversight responsibility as to the auditprocess, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard Number 1, "Independence Discussions with Audit Committees", and the auditors' judgement that they are, in fact, independent and discussed with the auditors the disclosures therein. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

     The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards Number 61, as amended, "Communication with Audit Committees", and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended October 1, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements. The Committee's job is one of oversight. As noted in the Committee's charter, the Committee and the Board recognize that management and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended October 1, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors, Deloitte & Touche, LLP, and the Board concurred in such recommendation.

                              PETER C. B. BYNOE, CHAIRMAN
                              RICHARD D. KIMBEL
                              JOHN A. PORTER




                       AMENDMENT TO CERTIFICATE OF INCORPORATION
                     TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

                                   Proposed Amendment

     The Board of Directors on November 30, 2000 adopted a resolution approving the amendment of the Company's Certificate of Incorporation to increase the authorized shares of Common Stock from 35,000,000 shares to 100,000,000 shares and directing that the proposed amendment be submitted to a vote of the stockholders at the Annual Meeting. The Board of Directors determined that the amendment is in the best interests of the Company and unanimously recommends approval by the stockholders. If the amendment is approved by the stockholders, the Company will file an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware reflecting the amendment, which will become effective on the date the Amended and Restated Certificate of Incorporation is accepted for filing by the Secretary of State of Delaware. Assuming the presence of a quorum, the Company's Certificate of Incorporation requires that, for approval of the amendment, the votes cast in favor of the amendment must be at least three-quarters of the shares of capital stock entitled to vote on the proposal. The Board of Directors recommends that stockholders vote for this proposal.

Background and Reasons for the Proposed Amendment

     The Articles of Incorporation presently authorize the issuance of up to 35,000,000 shares of Common Stock and 1,000 shares of Preferred Stock. No shares of Preferred Stock are issued and outstanding. 475 shares of Series C Preferred Stock have been reserved for the Company's Shareholders Rights Plan. Of the 35,000,000 shares of Common Stock authorized, as of the close of business on November 30, 2000, there were 25,444,859 shares issued and outstanding and 6,942,956 shares reserved for future issuance. Of the shares then reserved for future issuance, (i) 735,770 shares were reserved for issuance pursuant to outstanding warrants; (ii) 857,186 shares were reserved for issuance pursuant to outstanding options granted to directors under the Company's 1992 Non-Qualified and 1995 Non-Qualified Stock Option Plans;
(iii) 5,250,000 shares were reserved for issuance under the Company's 1992 and 1994 Stock Option Plans; and (iv) 100,000 shares were reserved for issuance under the Company's 2000 Stock Plan.

     After deducting outstanding and reserved shares, of the 35,000,000 shares of Common Stock presently authorized there are 2,612,815 authorized shares that have not been issued and are not reserved for a specific purpose. The Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock to make additional shares available for issuance to meet the Company's future business needs.

     The Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares of Common Stock proposed to be authorized by the amendment. The Board of Directors believes that the availability of such shares will benefit the Company by providing flexibility to issue stock for a variety of proper corporate purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by law, regulation or Nasdaq National Market System rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions and other bona fide corporate purposes. Were any of these situations to arise, the issuance of additional shares of stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares, to maintain his, her or its pro rata interest, on a stockholder's percentage voting power in the Company. Holders of the Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of stock of the Company in order to maintain their proportionate ownership interest.

     Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the current proposal to amend the Certificate of Incorporation is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this Proxy Statement, management is not aware of any actions taken by any person or group to obtain control of the Company. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders.


Existing Antitakeover Provisions

     Although the purpose of seeking an increase in the number of authorized shares of Common Stock is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of the provisions of the Certificate of Incorporation and the Company's By-Laws that could have an anti-takeover effect. These provisions are described below.

Certificate of Incorporation and By-Laws. The Certificate of
----------------------------------------
Incorporation and By-Laws contain provisions that may have the effect of delaying, deterring or preventing a change in control of the Company, including: \(i) the ability of the Board of Directors under the Certificate of Incorporation to authorize the issuance of shares of preferred stock, in one or more series, having such preferences, limitations and relative rights as are determined by the Board of Directors; and (ii) the requirement under the By-Laws that a shareholder who wishes to nominate directors at an annual or special meeting or submit a proposal for consideration at an annual meeting must provide notice to the Company during a certain period prior to the meeting.

Shareholder Rights Plan. On December 18, 1996, the Board of Directors
-----------------------
declared a dividend distribution of one preferred share purchase right (a "Right") for each share of the Common Stock, outstanding as of December 30, 1996. Each Right entitles the holder to purchase from the Company 1/100,000 of a share of participating preferred stock of the Company for $17.00, subject to adjustment. Initially, the Rights are attached to the Common Stock and are not represented by separate certificates or exercisable until the earlier to occur of (i) ten days after the public announcement (the date of such first public announcement being the "Stock Acquisition Date") that a person or group has acquired 15% or more of the Common Stock (other than the existing 15% owners who do not increase their ownership), or (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer that would result in an Acquiring Person owning 15% or more of the Common Stock, the earlier of such dates being the "Distribution Date". If after the Distribution Date a person shall become an Acquiring Person (other than pursuant to certain offers approved by the Board), each holder of a Right (other than the Acquiring Person and, in certain circumstances, the Acquiring Persons's transferees) will have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the purchase price of the Right. In addition, if after a Stock Acquisition Date the Company enters into certain business combinations, or 50% or more of the Company's assets or earning power is sold or transferred, each holder of a Right shall have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the purchase price of the Right. The Board may, subject to certain limitations, amend the Rights and may redeem all but not less than all of the Rights for $0.001 per Right. The Rights have certain anti-takeover effects.
The Rights will expire on December 18, 2006 unless earlier redeemed.

     The Rights could cause substantial dilution to a person that attempts to acquire the Company without the approval of the Board unless the offer is conditioned on a substantial number of Rights being acquired or on redemption of the Rights. The Rights, however, should not affect offers for all outstanding shares of Common Stock at a fair price and otherwise in the best interests of the Company and its stockholders as determined by the Board.

Stock Option Plans. The Company's stock option plans provide that, in the event
------------------
of a change in control of the Company, options granted under the plans to the extent not previously vested and exercisable, will be deemed fully vested and exercisable effective immediately.




                     APPROVAL AND ADOPTION OF THE 2001 STOCK OPTION

                                          PLAN


                       On January 26, 2001, the Board of Directors adopted the Uniroyal Technology Corporation 2001 Stock Option Plan (the "2001 Plan") in the form attached hereto as Exhibit B. The following discussion is qualified by the 2001 Plan attached hereto as Exhibit B. The purpose of the 2001 Plan is to afford certain key persons who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company. The 2001 Plan provides for grants of options during a ten-year period. The maximum number of Shares that may be purchased pursuant to the exercise of options granted under the 2001 Plan in the aggregate is 5,000,000 shares of Common Stock, and no individual may receive grants in any single fiscal year that exceed 500,000 shares in the aggregate. Shares to be acquired under the 2001 Plan may be either authorized but unissued shares, shares of issued stock held in the Company's treasury or both, at the discretion of the Company. If and to the extent that options granted under the 2001 Plan expire or terminate as to new grants without having been exercised, the Shares covered by such expired or terminated options may again be subject to an option under the 2001 Plan. The 2001 Plan will become effective on its approval by the stockholders and will terminate as to new grants on January 25, 2011. After approval of the 2001 Plan, no additional grants will be made under the Company's 1994 Option Plan.

         The exercise price of Shares covered by the options will be the closing price of the Shares on the date of the grant, except that in the case of a grant of an incentive stock option to a holder of 10% or more of the Common Stock at the time of a grant, the price will be determined by the Board of Directors or an appropriate committee of the Board at not less than 110% of the closing price of the shares on the date of the grant.

         The 2001 Plan will be administered by a committee of one or more members of the Board of Directors appointed by the Board (the "Committee"). The Committee will have the authority, in its discretion, to determine the persons to whom options shall be granted, the time when such persons shall be granted options, the number of shares of Common Stock that will be subject to each option, the purchase price of each share of Common Stock which shall be subject to each option, the period(s) during which such options shall be exercisable (in whole or in part), and any other terms or provisions of the options. Options may be granted to officers, directors and executive, managerial, professional, technical or administrative employees of, and consultants to, the Company, a subsidiary of the Company or a joint venture of the Company.

         Upon the exercise of an option under the 2001 Plan, the Company will cause the purchased Shares to be issued only when it has received the full purchase price for the Shares in cash or, where permitted by applicable law, delivery of Common Stock owned by the holder having a fair market value equal to the cash exercise price, according to procedures approved by the Committee. An option under the 2001 Plan may not be exercisable after the expiration of 10 years from the date the option is granted (or in the case of an incentive stock option granted to a person who at the time the option is granted owns more than 10% of the voting stock in the Company, the option may not be exercisable after the expiration of 5 years after the date of grant). The Committee has the right to accelerate in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option granted under the 2001 Plan.
To the extent that an option is not exercised within the period of exercisablity, it will expire as to the then unexercised part.

         If a grantee is discharged (or the grantee's services are terminated) for cause, any option granted under the 2001 Plan will, unless otherwise specified by the Committee, forthwith terminate with respect to any unexercised portion thereof. For the purposes of the 2001 Plan, the term "for cause" means
(a) with respect to an employee who is a party to a written employment agreement with, or, alternatively, participates in a benefit plan of the Company or a subsidiary of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company or such subsidiary corporation of the Company, "for cause" or "cause" as defined therein; or (b) in all other cases, (i) the willful commission by an employee of an act that causes or may cause substantial damage to the Company or a subsidiary corporation of the Company; (ii) the commission by an employee of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation of the Company; (iii) conviction of the employee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary corporation corporation of the Company, or (iv) the continuing failure of an employee to perform the duties of such employee to the Company or a subsidiary corporation corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee by the Company.

         In general, if a grantee's employment with the Company is terminated (or the grantee's services are terminated) for cause, any unexercised options will expire immediately. If the grantee is dismissed for reasons other than cause, the grantee will have three months in which to exercise any remaining vested options under the 2001 Plan. In the event of the grantee's death before his employment with the Company is terminated, his estate or heir will have a year to exercise his vested options after his death. The Committee may modify these general rules in the specific terms of a grant.

         No option granted under the 2001 Plan will be transferable, whether by operation of law or otherwise, other than by will or descent and distribution, and any option granted under the 2001 Plan will be exercisable during the lifetime of the holder only by such holder, unless the Committee in the terms of the grant permits a transfer to an immediate family member or a trust for immediate family members.

         The number of Shares subject to the Plan and any option granted under the Plan may be adjusted by the Board of Directors to reflect changes in the capitalization of the Company. In the event of a "change of control" of the Company (acquisition by another entity of more than 50% of the combined voting power of all classes of stock of the Company normally entitled to vote the election of directors, approval by the Board of Directors of the sale of all or substantially all of the property or assets of the Company, or approval by the Board of Directors of the consolidation or merger of the Company with another corporation, the consummation of which will result in more than 50% of the total combined voting power of all classes of stock of the Company being acquired by another entity), then all outstanding options immediately become exercisable, and the exercise period may be extended.

         The Board of Directors may, from time to time, amend the 2001 Plan, provided that no amendment shall be made without the approval of the stockholders of the Company, that will (a) increase the total number of Shares reserved for options under the Plan (other than an increase resulting from an adjustment by reason of a change in the capitalization of the Company),
(b) reduce the exercise price of any option, (c) modify the provisions of the Plan relating to eligibility, or (d) materially increase the benefits accruing to participants under the Plan. The Option Committee is authorized to amend the 2001 Plan and the options granted thereunder to permit the options granted thereunder to qualify as incentive stock options within the meaning of Section 422 of the Code and the Treasury Regulations promulgated thereunder. The rights and obligations under any option granted before any such amendment may not be adversely affected by amendment of the 2001 Plan or the option without the consent of the holder of such option.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has selected Deloitte & Touche LLP as independent public accountants for the Company for the fiscal year ending September 30, 2001, subject to approval by the stockholders. The Board of Directors recommends that such appointment be ratified. Representatives of Deloitte & Touche LLP will be present at the meeting and will have the opportunity to make a statement, if they desire to do so, and respond to appropriate questions.




                     OTHER MATTERS THAT MAY COME BEFORE THE MEETING

Management of the Company knows of no matters other than those stated above which are to be brought before the meeting. However, if any such other matters should be presented for consideration and voting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their judgment.


STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

Proposals by stockholders intended to be presented at the 2002 annual meeting must be forwarded in writing and received at the principal executive offices of the Company not later than November 19, 2001, directed to the attention of the Secretary, for consideration for inclusion in the Company's proxy statement for the Annual Meeting of Stockholders to be held in 2002. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                                OLIVER J. JANNEY

                                    Secretary

January 29, 2001

                                       EXHIBIT A

                                AUDIT COMMITTEE CHARTER

                                       I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function the Audit Committee should encourage continuous improvement of, and should foster adherence to, the corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

        o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system

        o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department

        o Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

                             Financial Reporting Processes

8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

                                  Process Improvement

11. Establish regular and separate systems of reporting to the Audit Committee by each of Management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                              Ethical and Legal Compliance

15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

17. Review activities, organizational structure, and qualifications of the internal audit department.

18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                    EXHIBIT B

                         UNIROYAL TECHNOLOGY CORPORATION

                             2001 STOCK OPTION PLAN



                                Table of Contents

                                                                                                               Page

ARTICLE I    General                                                                                              1

         1.1      Purpose.........................................................................................1
         1.2      Administration..................................................................................1
         1.3      Persons Eligible for Awards.....................................................................1
         1.4      Types of Awards Under Plan......................................................................2
         1.5      Shares Available for Awards.....................................................................2
         1.6      Definitions of Certain Terms....................................................................2

ARTICLE II   Awards Under The Plan                                                                                3
         2.1      Certificates Evidencing Awards..................................................................3
         2.2      Grant of Stock Options and Dividend Equivalent Rights...........................................4
         2.3      Exercise of Options.............................................................................5
         2.4      No Stockholder Rights...........................................................................5
         2.5      Termination of Employment; Death Subsequent to a Termination of Employment......................5
         2.6      Transferability of Options .....................................................................6

ARTICLE III  Miscellaneous                                                                                        7
         3.1      Amendment of the Plan; Modification of Awards...................................................7
         3.2      Consent Requirement.............................................................................7
         3.3      Nonassignability................................................................................7
         3.4      Restriction on Issuance of Stock Pursuant to Awards.............................................7
         3.5      Requirement of Notification Upon Disqualifying Disposition Under
                  Section 421(b) of the Code......................................................................8
         3.6      Withholding Taxes...............................................................................8
         3.7      Adjustment Upon Changes in Common Stock.........................................................8
         3.8      Change in Control...............................................................................9
         3.9      Limitations Imposed by Section 162(m)..........................................................10
         3.10     Right of Discharge Reserved....................................................................10
         3.11     Nature of Payments.............................................................................10
         3.12     Non-Uniform Determinations.....................................................................10
         3.13     Other Payments or Awards.......................................................................10
         3.14     Headings.......................................................................................10
         3.15     Effective Date and Term of Plan................................................................11
         3.16     Governing Law..................................................................................11



                         UNIROYAL TECHNOLOGY CORPORATION

                             2001 STOCK OPTION PLAN

                                    ARTICLE I

                                     General

         1.1      Purpose

         The Uniroyal Technology Corporation 2001 Stock Option Plan (the "Plan") is designed to provide certain key persons, on whose initiative and efforts the successful conduct of the business of Uniroyal Technology Corporation (the "Company") depends, and who are responsible for the management, growth and protection of the business of the Company, with incentives to: (a) enter into and remain in the service of the Company, a Company subsidiary or a Company joint venture, (b) acquire a proprietary interest in the success of the Company,
(c) maximize their performance and (d) enhance the long-term performance of the Company (whether directly or indirectly through enhancing the long-term performance of a Company subsidiary or a Company joint venture).

         1.2      Administration

         (a) Administration by Committee; Constitution of Committee. The Plan shall be administered by the Option Committee of the Board of Directors of the Company (the "Board") or such other committee or subcommittee as the Board may designate or as shall be formed by the abstention or recusal of a non-Qualified Member (as defined below) of such committee (the "Committee"). The members of the Committee shall be appointed by, and serve at the pleasure of, the Board. Except as provided in the last sentence of this Section 1.2, at all times that the Committee acts in connection with the Plan, the Committee shall consist solely of Qualified Members, the number of whom shall not be less than two. A "Qualified Member" is both a "non-employee director" within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "1934 Act") and an "outside director" within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Solely with respect to the granting and administration of awards to persons who are not at the time of the grant, and who are not expected to become, subject to the insider trading restrictions of Section 16 of the 1934 Act or the limitation on deductible compensation under Section 162(m) of the Code, the Committee may consist of a single member of the Board, who need not be a Qualified Member.

         (b) Committee's Authority. The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Grant Certificates given to grantees pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations,
(iv) to make all determinations necessary or advisable in administering the Plan, (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan, and (vi) to amend the Plan to reflect changes in applicable law.

         (c) Committee Action. Actions of the Committee shall be taken by the vote of a majority of its members. Any action may be taken by a written instrument signed by a majority of the Committee members, and action so taken shall be fully as effective as if it had been taken by a vote at a meeting.

         (d) Determinations Final. The determination of the Committee on all matters relating to the Plan or any Grant Certificate shall be final, binding and conclusive.

         (e) Limit on Committee Members' Liability. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

         1.3      Persons Eligible for Awards

         The persons eligible to receive awards under the Plan are those officers, directors, and executive, managerial, professional, technical or administrative employees of, and consultants to, the Company, its subsidiaries and its joint ventures (collectively, "key persons") as the Committee in its sole discretion shall select. The Committee may from time to time in its sole discretion determine that any key person shall be ineligible to receive awards under the Plan.

         1.4      Types of Awards Under Plan

         Awards may be made under the Plan in the form of (a) incentive stock options, (b) non-qualified stock options, and (c) dividend equivalent rights, all as more fully set forth in Article II. The term "award" means any of the foregoing. No incentive stock option may be granted to a person who is not an employee of the Company on the date of grant.

         1.5      Shares Available for Awards

         (a) Aggregate Number Available. The total number of shares of common stock of the Company ("Common Stock") with respect to which awards may be granted pursuant to the Plan shall not exceed 5,000,000 shares. Shares issued pursuant to the Plan may be authorized but unissued Common Stock, authorized and issued Common Stock held in the Company's treasury or Common Stock acquired by the Company for the purposes of the Plan.

         (b) Adjustment Upon Changes in Common Stock. Upon certain changes in Common Stock, the number of shares of Common Stock available for issuance with respect to awards that may be granted under the Plan pursuant to Section 1.5(a) shall be adjusted pursuant to Section 3.7(a).

         (c) Certain Shares to Become Available Again. Any shares of Common Stock that are subject to an award under the Plan and that remain unissued upon the cancellation or termination of such award for any reason whatsoever shall again become available for awards under the Plan.

         (d) Individual Limit. Except for the limits set forth in this Section 1.5(d) and in Section 2.2(g), no provision of this Plan shall be deemed to limit the number or value of shares with respect to which the Committee may make awards to any eligible person. Subject to adjustment as provided in Section 3.7(a), the total number of shares of Common Stock with respect to which awards may be granted to any one employee of the Company or a subsidiary during any one calendar year shall not exceed 500,000 shares. Stock options granted and subsequently canceled or deemed to be canceled in a fiscal year count against this limit even after their cancellation

         1.6      Definitions of Certain Terms

         (a) The "Fair Market Value" of a share of Common Stock on any day shall be the closing quotation at which such shares are sold on a national securities exchange in the United States. In the event that the shares are listed on a national securities exchange in the United States on such date but the shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the shares were traded. If the shares are listed on more than one national securities exchange in the United States on such date, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per share. If on such date a public market exists for the shares but such shares are not listed on a national securities exchange in the United States, the fair market value per share shall be the closing price reported by the Nasdaq National Market (or its successor quotation system). In the event that there is no closing price reported by the Nasdaq National Market (or its successor quotation system) for shares on such date, the fair market value per share shall be the closing price reported by the Nasdaq National Market (or its successor quotation system) for shares on the closest date preceding such date for which such quotations are available. If on such date no public market exists for shares, the fair market value per share shall be determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith. For all purposes of this Plan, the fair market value per share shall be determined subject to Section 422(c)(7) of the Code. In no event shall the fair market value of any share of Common Stock be less than its par value.

         (b) The term "incentive stock option" means an option that is intended to qualify for special federal income tax treatment pursuant to sections 421 and 422 of the Code as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Grant Certificate. Any option that is not specifically designated as an incentive stock option shall under no circumstances be considered an incentive stock option. Any option that is not an incentive stock option is referred to herein as a "non-qualified stock option."

         (c) A grantee shall be deemed to have a "termination of employment" upon (i) the date the grantee ceases to be employed by, or to provide consulting services for, the Company, any Company subsidiary or Company joint venture, or any corporation (or any of its subsidiaries) which assumes the grantee's award in a transaction to which section 424(a) of the Code applies; (ii) the date the grantee ceases to be a Board member; or (iii) in the case of a grantee who is, at the time of reference, both an employee or consultant and a Board member, the later of the dates determined pursuant to clauses (i) and (ii) above. For purposes of clause (i) above, a grantee who continues his employment or consulting relationship with: (A) a Company subsidiary subsequent to its sale by the Company, or (B) a Company joint venture subsequent to the Company's sale of its interests in such joint venture, shall have a termination of employment upon the date of such sale. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan and the impact, if any, of any such leave of absence on awards theretofore made under the Plan. Such determinations of the Committee shall be final, binding and conclusive. A person who changes from one company status (employee, consultant or director) to another without interruption shall not be considered to have had a termination of employment by reason of such change, except for purposes of Section 2.5(e).

         (d) The terms "parent  corporation" and "subsidiary  corporation" shall
have  the  meanings   given  them  in  section  424(e)  and  (f)  of  the  Code, respectively.

         (e) The term "employment" shall be deemed to mean an employee's employment with, or a consultant's provision of services to, the Company, any Company subsidiary or any Company joint venture and each director's service as a director.

         (f) The term "cause" in connection with a termination of employment by reason of a dismissal for cause shall mean:

                (i) to the extent  that  there is an  employment,  severance  or other agreement or a benefit plan governing the relationship between the grantee and the Company, a Company subsidiary or a Company joint venture, which agreement or plan contains a definition of "cause," cause shall consist of those acts or omissions that would constitute "cause" under such agreement or plan; and otherwise,

                (ii) the grantee's termination of employment by the Company or Company subsidiary or joint venture on account of any one or more of the following:

                     (A) the  willful  commission  by the grantee of an act that causes or may cause substantial damage to the Company or a Company subsidiary or joint venture;

                     (B) the commission by the grantee of an act of fraud in the performance of such grantee's duties on behalf of the Company or a subsidiary or joint venture of the Company;

                     (C) conviction of the grantee for commission of a felony in connection with the performance of his duties on behalf of the Company or a subsidiary or joint venture of the Company, or

                     (D) the continuing failure of grantee to perform the duties of such grantee to the Company or a subsidiary or joint venture of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the grantee by the Committee.

         Any rights the Company may have hereunder in respect of the events giving rise to cause shall be in addition to the rights the Company may have under any other agreement with a grantee or at law or in equity. Any determination of whether a grantee's employment is (or is deemed to have been) terminated for cause shall be made by the Committee in its discretion, which determination shall be final, binding and conclusive on all parties. If, subsequent to a grantee's voluntary termination of employment or involuntary termination of employment without cause, it is discovered that the grantee's employment could have been terminated for cause, the Committee may deem such grantee's employment to have been terminated for cause. A grantee's termination of employment for cause shall be effective as of the date of the occurrence of the event giving rise to cause, regardless of when the determination of cause is made.

                                   ARTICLE II

                              Awards Under The Plan

         2.1      Certificates Evidencing Awards

         Each award granted under the Plan shall be evidenced by a written certificate ("Grant Certificate") which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. By accepting an award pursuant to the Plan, a grantee thereby agrees that the award shall be subject to all of the terms and provisions of the Plan and the applicable Grant Certificate. The Grant Certificate shall specify whether the option is intended to be an incentive stock option.

         2.2      Grant of Stock Options and Dividend Equivalent Rights

         (a) Stock Option Grants. The Committee may grant incentive stock options and non-qualified stock options (collectively, "options") to purchase shares of Common Stock from the Company, to such key persons, and in such amounts and subject to such vesting and forfeiture provisions and other terms and conditions, as the Committee shall determine in its sole discretion, subject to the provisions of the Plan.

         (b) Option Exercise Price. Each Grant Certificate with respect to an option shall set forth the amount (the "option exercise price") payable by the grantee to the Company upon exercise of the option evidenced thereby. The option exercise price per share shall be determined by the Committee in its sole discretion; provided, however, that the option exercise price of an incentive stock option shall be at least 100% of the Fair Market Value of a share of Common Stock on the date the option is granted, and provided further that in no event shall the option exercise price be less than the par value of a share of Common Stock.

         (c) Exercise Period. Each Grant Certificate with respect to an option shall set forth the periods during which the award evidenced thereby shall be exercisable, whether in whole or in part. Such periods shall be determined by the Committee in its sole discretion; provided, however, that no incentive stock option shall be exercisable more than 10 years after the date of grant, and provided further that, except as and to the extent that the Committee may otherwise provide, no option shall be exercisable prior to the first anniversary of the date of grant.

         (d) Reload Options. The Committee may in its sole discretion include in any Grant Certificate with respect to an option (the "original option") a provision that an additional option (the "reload option") shall be granted to any grantee who, pursuant to Section 2.3(e)(ii), delivers shares of Common Stock in partial or full payment of the exercise price of the original option. The reload option shall be for a number of shares of Common Stock equal to the number thus delivered, shall have an exercise price equal to the Fair Market Value of a share of Common Stock on the date of exercise of the original option, and shall have an expiration date not later than the expiration date of the original option. In the event that a Grant Certificate provides for the grant of a reload option, such Certificate shall also provide that the exercise price of the original option be not less than the Fair Market Value of a share of Common Stock on its date of grant, and that any shares that are delivered pursuant to
Section 2.3 (e) (ii) in payment of such exercise price shall have been held for at least six months.

         (e) Dividend Equivalent Rights. The Committee may in its sole discretion include in any Grant Certificate with respect to an option a dividend equivalent right entitling the grantee to receive amounts equal to the ordinary dividends that would be paid, during the time such award is outstanding and unexercised, on the shares of Common Stock covered by such award if such shares were then outstanding. In the event such a provision is included in a Grant Certificate, the Committee shall determine whether such payments shall be made in cash or in shares of Common Stock, whether they shall be conditioned upon the exercise of the award to which they relate, the time or times at which they shall be made, and such other vesting and forfeiture provisions and other terms and conditions as the Committee shall deem appropriate. Notwithstanding the foregoing, no dividend equivalent rights shall be conditioned on the exercise of any option if and to the extent that such dividend equivalent right would cause the compensation represented by such option not to constitute performance-based compensation under section 162(m) of the Code.

         (f) Incentive Stock Option Limitation: Exercisability. To the extent that the aggregate Fair Market Value (determined as of the time the option is granted) of the stock with respect to which incentive stock options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such options shall be treated as non-qualified stock options.

         (g) Incentive Stock Option Limitation: 10% Owners. Notwithstanding the provisions of paragraphs (b) and (c) of this Section 2.2, an incentive stock option may not be granted under the Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422(b) (6) of the Code) unless (i) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject thereto and (ii) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

         2.3      Exercise of Options

         Subject to the other provisions of this Article II, including Section 2.5, each option granted under the Plan shall be exercisable as follows:

         (a) Vesting Period. Unless the applicable Grant Certificate otherwise provides, an option shall vest and become exercisable in equal installments of 20% of the shares subject to such option; one installment shall become vested and exercisable on each successive anniversary of the date of grant.

         (b) End of Exercise Period. Unless the applicable Grant Certificate otherwise provides, once an installment becomes vested and exercisable, it shall remain exercisable until the earlier of (i) the tenth anniversary of the date of grant of the award or (ii) the expiration, cancellation or termination of the award.

         (c) Timing and Extent of Exercise. Unless the applicable Grant Certificate otherwise provides, an option may be exercised from time to time as to all or part of the shares as to which such award is then exercisable.

         (d) Notice of Exercise. An option shall be exercised by the filing of a written notice with the Company or the Company's designated exchange agent (the "exchange agent"), on such form and in such manner as the Committee shall in its sole discretion prescribe.

         (e) Payment of Exercise Price. Any written notice of exercise of an option shall be accompanied by payment for the shares being purchased. Such payment shall be made: (i) by certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for the full option exercise price; or (ii) subject to rules or policies established by the Committee or its designee, by delivery of shares of Common Stock having a Fair Market Value (determined as of the exercise date) equal to all or part of the option exercise price and a certified or official bank check (or the equivalent thereof acceptable to the Company or its exchange agent) for any remaining portion of the full option exercise price; (iii) by delivering to the Company authorization for the immediate sale of the shares of the Common Stock that will be purchased by exercise of the option and retention by Company of such sale or liquidation proceeds (accompanied by all requisite authorizations as the Committee or its designee deems necessary) with respect to such numbers of shares having a fair market value equal to the cash exercise price applicable to that portion of the option being exercised by the grantee, the Fair Market Value of shares to be so purchased and sold to be determined as of the date immediately preceding the date on which the option is exercised or (iv) at the discretion of the Committee and to the extent permitted by law, by such other provision as the Committee may from time to time prescribe (whether directly or indirectly through the exchange agent).

         (f) Delivery of Certificates Upon Exercise. Promptly after receiving payment of the full option exercise price, the Company or its exchange agent shall, subject to the provisions of Section 3.2, deliver to the grantee or to such other person as may then have the right to exercise the award, a certificate or certificates for the shares of Common Stock for which the award has been exercised. If the method of payment employed upon option exercise so requires, and if applicable law permits, an optionee may direct the Company, or its exchange agent as the case may be, to deliver the stock certificate(s) to the optionee's stockbroke2.4 No Stockholder Rights

         2.4      No Stockholder  Rights.

        No grantee of an option (or other person having the right to exercise such award) shall have any of the rights of a stockholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares. Except as otherwise provided in
Section 1.5(b), no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

         2.5 Termination of Employment; Death Subsequent to a Termination of Employment

         (a) General Rule. Except to the extent otherwise provided herein or by the terms of an Award Certificate, a grantee who incurs a termination of employment may exercise any outstanding option on the following terms and conditions: (i) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of termination of employment; and (ii) exercise must occur not later than the date of termination of employment but in no event after the original expiration date of the award.

         (b) Dismissal or Resignation. If a grantee incurs a termination of employment as the result of resignation or a dismissal for cause, all options not theretofore exercised shall terminate upon the grantee's termination of employment. It a grantee incurs a termination of employment other than for cause or by resignation, then any outstanding option shall be exercisable on the following terms and conditions: (i) ) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and (ii) exercise must occur by three months from the date of termination of employment.

         (c) Disability. If a grantee incurs a termination of employment by reason of a disability (as defined below), then any outstanding option shall be exercisable on the following terms and conditions: (i) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and (ii) exercise must occur by the earlier of (A) the first anniversary of the grantee's termination of employment, or (B) the original expiration date of the award. For this purpose "disability" shall mean: (x) except in connection with an incentive stock option, any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee's position (with or without reasonable accommodation) for a period of six consecutive months and (y) in connection with an incentive stock option, a disability described in section 422(c)(6) of the Code. The existence of a disability shall be determined by the Committee in its absolute discretion.

         (d)      Death.

                (i) Termination of Employment as a Result of Grantee's Death. If
             a grantee incurs a termination of employment as the result of the grantee's death, then any outstanding option shall be exercisable on the following terms and conditions: (A) exercise may be made only to the extent that the award was vested (and grantee was entitled to exercise the award) on the date of such termination of employment; and (B) exercise must occur by the earlier of (1) the first anniversary of the grantee's termination of employment, or
             (2) the original expiration date of the award.

                (ii) Death  Subsequent  to a  Termination  of  Employment.  If a
             grantee dies subsequent to incurring a termination of employment but prior to the expiration of the exercise period with respect to a non-qualified stock option, then the award shall remain exercisable until the earlier to occur of (A) the first anniversary of the grantee's date of death or (B) the original expiration date of the award.

                (iii) Restrictions on Exercise Following Death. Any such exercise of an award following a grantee's death shall be made only by the grantee's executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the grantee's will specifically disposes of such award, in which case such exercise shall be made only by the recipient of such specific disposition. If a grantee's personal representative or the recipient of a specific disposition under the grantee's will shall be entitled to exercise any award pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Grant Certificate which would have applied to the grantee.

         (e) Special Rules for Incentive Stock Options. No option that remains exercisable for more than three months following a grantee's termination of employment for any reason other than death or disability, or for more than one year following a grantee's termination of employment as the result of the grantee's becoming disabled, may be treated as an incentive stock option.

         (f) Committee Discretion. The Committee, in the applicable Grant Certificate, may waive or modify the application of the foregoing provisions of this Section 2.5 (other than subsection (e) above).

         2.6      Transferability of Options

         Except as otherwise provided in an applicable Grant Certificate evidencing an option, during the lifetime of a grantee, each option granted to a grantee shall be exercisable only by the grantee and no option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Grant Certificate evidencing an option (other than an incentive stock option to the extent inconsistent with the requirements of section 422 of the Code applicable to incentive stock options), permit a grantee to transfer all or some of the options to (A) the grantee's spouse, children or grandchildren ("Immediate Family Members"), (B) a trust or trusts for the exclusive benefit of such Immediate Family Members, or
(C)  other  parties  approved  by  the  Committee  in its  absolute  discretion.
Following any such transfer, any transferred options shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.

                                   ARTICLE III

                                  Miscellaneous

         3.1      Amendment of the Plan; Modification of Awards

         (a) Amendment of the Plan. The Board may from time to time suspend, discontinue, revise or amend the Plan in any respect whatsoever, except that no such amendment shall materially impair any rights or materially increase any obligations under any award theretofore made under the Plan without the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award). For purposes of this Section 3.1, any action of the Board or the Committee that in any way alters or affects the tax treatment of any award shall not be considered to materially impair any rights of any grantee.

         (b) Stockholder Approval Requirement. Stockholder approval shall be required with respect to any amendment to the Plan which (i) increases the aggregate number of shares which may be issued pursuant to incentive stock options or changes the class of employees eligible to receive such options; or
(ii) materially increases the benefits under the Plan to persons whose transactions in Common Stock are subject to section 16(b) of the 1934 Act or increases the benefits under the Plan to someone who is, or who is anticipated to be a "162(m) covered employee" (as defined in Section 3.9), materially increases the number of shares which may be issued to such persons, or materially modifies the eligibility requirements affecting such persons.

         (c) Modification of Awards. The Committee may cancel any award under the Plan. The Committee also may amend any outstanding Grant Certificate, including, without limitation, by amendment which would: (i) accelerate the time or times at which the award becomes unrestricted or may be exercised; (ii) waive or amend any goals, restrictions or conditions set forth in the Agreement; or
(iii) waive or amend the operation of Section 2.5 with respect to the termination of the award upon termination of employment. However, any such cancellation or amendment (other than an amendment pursuant to Sections 3.7 or 3.8) that materially impairs the rights or materially increases the obligations of a grantee under an outstanding award shall be made only with the consent of the grantee (or, upon the grantee's death, the person having the right to exercise the award).

         3.2      Consent Requirement

         (a) No Plan Action without Required Consent. If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder, or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

         (b) Consent Defined. The term "Consent" as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

         3.3      Nonassignability

         Except as provided in Section 2.5(d) and Section 2.6 no award or right granted to any person under the Plan or under any Grant Certificate shall be assignable or transferable other than by will or by the laws of descent and distribution, and (b) all rights granted under the Plan or any Grant Certificate shall be exercisable during the life of the grantee only by the grantee or the grantee's legal representative.

         3.4      Restriction on Issuance of Stock Pursuant to Awards

         The Company shall not permit any shares of Common Stock to be issued pursuant to Awards granted under the Plan unless such shares of Common Stock are fully paid and non-assessable under applicable law.

         3.5 Requirement of Notification Upon Disqualifying Disposition

        Under Section 421(b) of the Code Each Grant Certificate with respect to an incentive stock option shall require the grantee to notify the Company of any disposition of shares of Common Stock issued pursuant to the exercise of such option under the circumstances described in section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

         3.6      Withholding Taxes

         Whenever shares of Common Stock are to be delivered pursuant to an award under the Plan, the Company shall be entitled to require as a condition of delivery that the grantee remit to the Company an amount sufficient in the opinion of the Company to satisfy all federal, state and other governmental tax withholding requirements related thereto. With the approval of the Committee, which the Committee shall have sole discretion whether or not to give, the grantee may satisfy the foregoing condition by electing to have the Company withhold from delivery shares having a value equal to the amount of tax to be withheld. Such shares shall be valued at their Fair Market Value as of the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such a withholding election may be made with respect to all or any portion of the shares to be delivered pursuant to an award.

         3.7      Adjustment Upon Changes in Common Stock

         (a) Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of shares of Common Stock with respect to which the Committee may grant awards under
Article II hereof, as described in Section 1.5(a), and the individual annual limit described in Section 1.5(d), shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Common Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Common Stock with respect to which awards: (i) may be granted under Article II hereof and (ii) granted to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate, unless such adjustment would cause any award that would otherwise qualify as performance based compensation with respect to a "162(m) covered employee" (as defined in Section 3.9), to cease to so qualify.

         (b) Outstanding Options and Dividend Equivalent Rights -- Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of shares of Common Stock subject to each outstanding option, and the exercise price-per-share of Common Stock of each such option and the number of any related dividend equivalent rights.

         (c) Outstanding Options and Dividend Equivalent Rights -- Certain Mergers. Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each option and dividend equivalent right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Common Stock subject to such option or dividend equivalent right would have received in such merger or consolidation.

         (d) Outstanding Options and Dividend Equivalent Rights -- Certain Other Transactions. In the event of (i) a dissolution or liquidation of the Company,
(ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Common Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

                           (A) cancel, effective immediately prior to the occurrence of such event, each option (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (x) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (y) the exercise price of such option; or

                           (B) provide for the exchange of each option (including any related dividend equivalent right) outstanding immediately prior to such event (whether or not then exercisable) for an option on and dividend equivalent right with respect to, as appropriate, some or all of the property which a holder of the number of shares of Common Stock subject to such option would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price of the option, or the number of shares or amount of property subject to the option or dividend equivalent right or, if appropriate, provide for a cash payment to the grantee to whom such option was granted in partial consideration for the exchange of the option.

         (e) Outstanding Options and Dividend Equivalent Rights -- Other Changes. In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in Sections 3.7(b),
(c) or (d) hereof, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to options and dividend equivalent rights outstanding on the date on which such change occurs and in the per-share exercise price of each such option as the Committee may consider appropriate to prevent dilution or enlargement of rights. In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each option (including each dividend equivalent right related thereto) outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such option was granted an amount in cash, for each share of Common Stock subject to such option, respectively, equal to the excess of (i) the Fair Market Value of Common Stock on the date of such cancellation over (ii) the exercise price of such option.

         (f) No Other Rights. Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an award or the exercise price of any option.

         3.8      Change in Control

         (a) Change in Control Defined. For purposes of this Section 3.8, a "Change in Control" shall be deemed to have occurred if (a) more than fifty percent (50%) of the total combined voting power of all classes of stock of the Company normally entitled to vote for the election of directors of the Company is acquired by another person, firm or corporation or by a cooperating group of such individuals or entities, (b) the Board approves the sale of all or substantially all of the property or assets of the Company, or (c) the Board approves a consolidation or merger of the Company with another corporation, the consummation of which would result in the occurrence of an event described in clause (a) above.

         (b) Effect of a Change in Control. Upon the occurrence of a Change in Control:

                (i) notwithstanding any other provision of this Plan, any award then outstanding shall become fully vested and immediately exercisable; and

                (ii) a grantee who incurs a termination  of  employment  for any reason, other than a dismissal for cause, concurrent with or within one year following the Change in Control may exercise any outstanding option, but only to the extent that the award was vested (and grantee was entitled to exercise the award) on date of the termination of the grantee's employment, whether by the terms of the award or by operation of Section 3.8(b)(i) above, until the earlier of (A) the original expiration date of the award and (B) the later of (x) the date provided for under the terms of Section
             2.5 without reference to this Section 3.8(b)(ii) and (y) the first anniversary of the grantee's termination of employment.

         Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in Section 3.8(a), each option outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share subject to such option, an amount equal to the excess of the fair market value of such shares immediately prior to the occurrence of such transaction over the exercise price per share of such option; such amount shall be payable in cash, in one or more of the kinds of property payable in such transaction, or in a combination thereof, as the Committee in its discretion shall determine.

         3.9      Limitations Imposed by Section 162(m)

         Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines the Company's federal tax deduction in respect of an award may be limited as a result of section 162(m) of the Code, the Committee may delay the exercise or payment, as the case may be, in respect of options or dividend equivalent rights until a date that is within 30 days after the earlier to occur of (i) the date that compensation paid to the grantee no longer is subject to the deduction limitation under section 162(m) of the Code and (ii) the occurrence of a Change in Control. In the event that a grantee exercises an option or would receive a payment in respect of a dividend equivalent right at a time when the grantee is a 162(m) covered employee, and the Committee determines to delay the exercise or payment, as the case may be, in respect of any such award, the Committee shall credit cash or, in the case of an amount payable in Common Stock, the Fair Market Value of the Common Stock, payable to the grantee to a book account. The grantee shall have no rights in respect of such book account and the amount credited thereto shall not be transferable by the grantee other than by will or laws of descent and distribution. The Committee may credit additional amounts to such book account as it may determine in its sole discretion. Any book account created hereunder shall represent only an unfunded, unsecured promise by the Company to pay the amount credited thereto to the grantee in the future. An individual is a "162(m) covered employee" if, as of the last day of the Company's taxable year for which the compensation related to an award would otherwise be deductible (without regard to section 162(m)), he or she is (A) the chief executive officer of the Company (or is acting in such capacity) or (B) one of the four highest compensated officers of the Company other than the chief executive officer. Whether an individual is described in either clause (A) or
(B) above shall be determined in accordance  with applicable  regulations  under section 162(m) of the Code.

         3.10     Right of Discharge Reserved

         Nothing in the Plan or in any Grant Certificate shall confer upon any grantee the right to continue his or her employment or affect any right which the Company may have to terminate such employment.

         3.11     Nature of Payments

         (a) Consideration for Services Performed. Any and all grants of awards and issuances of shares of Common Stock under the Plan shall be in consideration of services performed for the Company by the grantee.

         (b) Not Taken into Account for Benefits. All such grants and issuances shall constitute a special incentive payment to the grantee and shall not be taken into account in computing the amount of salary or compensation of the grantee for the purpose of determining any benefits under any pension, retirement, profit-sharing, bonus, life insurance or other benefit plan of the Company or under any agreement between the Company and the grantee, unless such plan or agreement specifically otherwise provides.

         3.12     Non-Uniform Determinations

         The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or who are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Grant Certificates, as to (a) the persons to receive awards under the Plan, (b) the terms and provisions of awards under the Plan, and (c) the treatment of leaves of absence pursuant to Section 1.6(c).

         3.13     Other Payments or Awards

         Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         3.14     Headings

         Any section, subsection, paragraph or other subdivision headings contained herein are for the purpose of convenience only and are not intended to expand, limit or otherwise define the contents of such subdivisions.

         3.15     Effective Date and Term of Plan

         (a) Adoption; Stockholder Approval. The Plan was adopted by the Board on January 26, 2001, subject to approval by the Company's stockholders. All awards under the Plan prior to such stockholder approval are subject in their entirety to such approval. If such approval is not obtained prior to the first anniversary of the date of adoption of the Plan, the Plan and all awards thereunder shall terminate on that date.

         (b) Termination of Plan. Unless sooner terminated by the Board or pursuant to Paragraph (a) above, the provisions of the Plan respecting the grant of incentive stock options shall terminate on the tenth anniversary of the adoption of the Plan by the Board, and no incentive stock option awards shall thereafter be made under the Plan. All such awards made under the Plan prior to its termination shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Grant Certificates.

         3.16     Governing Law

         Except to the extent preempted by any applicable federal law, the Plan will be construed and administered in accordance with the laws of the State of Delaware, without giving effect to principles of conflict of laws.



                                                   UNIROYAL TECHNOLOGY CORPORATION
                                                                PROXY
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints HOWARD R. CURD, ROBERT L. SORAN, and OLIVER J. JANNEY, and each of them with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Uniroyal Technology Corporation
(the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Danbury Hilton
& Towers, 18 Old Ridgebury Road, Danbury, Connecticut, on Friday,  March 16, 2001, at 10:00 a.m. (E.S.T.), and at any
adjournment or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt whereof is hereby acknowledged).

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
STOCKHOLDER.  IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.
                 (Continued, and to be signed on the other side)







THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2), (3) AND (4).                                      Please mark
The undersigned hereby votes at the Annual Meeting of Stockholders of Uniroyal Technology Corporation    your votes as     |----|
on March 16, 2001, AS FOLLOWS:                                                                           indicated in      |----|
                                                                                                         this example



1.  ELECTION OF DIRECTORS                            Nominees: Howard R. Curd, Robert L. Soran, Peter C.B. Bynoe, Thomas
                                                     E. Constance, Curtis L. Mack, Roland H. Meyer, and John A. Porter.
    FOR all                WITHHOLD
    nominees               AUTHORITY                 (INSTRUCTION: To withhold authority to vote for any individual
    listed to the right    to vote for all nominees   nominee, write that nominee's name in the space provided below.)
                           listed to the right
         *                    *                      ___________________________________________________

2. PROPOSAL TO AMEND THE CERTIFICATE
   OF INCORPORATION TO INCREASE
   THE NUMBER OF AUTHORIZED SHARES
   OF COMMON STOCK.

   FOR      AGAINST    ABSTAIN
    *          *          *

3.  TO APPROVE THE ADOPTION OF THE 2001              4.  PROPOSAL TO APPROVE DELOITTE & TOUCHE LLP        Change of Address or
     STOCK OPTION PLAN FOR KEY EMPLOYEES                 AS THE COMPANY'S AUDITORS FOR THE 2001           comments Mark Here    *
     OF THE COMPANY.                                     FISCAL YEAR.

       FOR        AGAINST           ABSTAIN                 FOR        AGAINST          ABSTAIN            I plan to attend
        *           *                 *                      *           *                *                the annual meeting   *

5. In their discretion upon such
   other matters as may properly
   come before the meeting.




                                                            Please sign exactly as your name appears to the left and below.
                                                            When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

                                                            Dated:  ____________________________________________, 2001

                                                            __________________________________________________________
                                                                                    Signature
                                                            __________________________________________________________
                                                                           Signature, if held jointly

                                                           Please return in the enclosed postage-paid envelope.